SUPPLEMENT DATED DECEMBER 1, 2010
TO
PROSPECTUS DATED MAY 1, 2003
INVESTRAC GOLD VARIABLE ANNUITY CONTRACT
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT
As American National Insurance Company will observe the 2011 New Year holiday by being closed for business on Friday, December 31, 2010, the sub-section entitled “Contract Transactions” on page 17 is amended to read as follows:
Surrenders, transfers, and loans requested by you and purchase payments made by you are processed only on Valuation Dates that American National Insurance Company is open for business. American National Insurance Company is closed for business on Friday, November 26, 2010, Thursday and Friday, December 23 and 24, 2010, and Friday, December 31, 2010, in observation of the Thanksgiving, Christmas and New Year holidays. On Valuation Dates American National Insurance Company is closed for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program) are processed.